Exhibit 99.1

WisdomTree Completes Acquisition of ETF Securities’ European Exchange-Traded Commodity,

Currency and Short-and-Leveraged Business

New York, NY – (GlobeNewswire) – April 12, 2018 – WisdomTree Investments, Inc. (NASDAQ: WETF), an exchange-traded fund (“ETF”) and exchange-traded product (“ETP”) sponsor and asset manager, announced today that it has completed its previously announced acquisition of ETF Securities’ European exchange-traded commodity, currency and short-and-leveraged business (“ETFS”), which includes $17.6 billion of assets under management (“AUM”) as of April 10, 2018.

With the addition of ETFS, WisdomTree’s AUM has increased to approximately $63.4 billion globally as of April 10, 2018. The acquisition elevates WisdomTree to the 9th largest ETP sponsor globally and the largest global independent ETP provider based on AUM, with significant scale and presence in the U.S. and Europe, the two largest ETP markets.

Consideration for the acquired business was $253 million of cash and stock consideration equivalent to 30 million shares of WisdomTree common stock, representing total consideration of $523 million based on the market close on April 10, 2018. The cash portion of the purchase price was funded with $53 million of balance sheet cash and $200 million from a newly raised term loan.

Jonathan Steinberg, WisdomTree CEO and President, said, “The completion of the acquisition brings together two undeniable forces in the industry, strongly positioning WisdomTree as a differentiated and diversified ETP provider that can thrive globally. Our newly combined talent and broad array of ETP offerings further expand, enhance and complement WisdomTree’s capabilities to continue to help investors achieve their investment objectives and generate long-term shareholder value.”

“The acquisition immediately adds scale, diversification and profitability to our business in Europe – the second largest ETF market in the world – and adds overall strength and resources to WisdomTree globally,” Steinberg added.

The Company will discuss the acquisition in further detail on the Q1 2018 Earnings Call.

About WisdomTree

WisdomTree Investments, Inc., through its subsidiaries in the U.S., Europe, Japan and Canada (collectively, “WisdomTree”), is an exchange-traded fund (“ETF”) and exchange-traded product (“ETP”) sponsor and asset manager headquartered in New York. WisdomTree offers products covering equities, fixed income, currencies, commodities and alternative strategies. WisdomTree currently has approximately $63.4 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree Investments, Inc. and its subsidiaries worldwide.

About ETF Securities

ETF Securities is one of the world’s leading innovators of Exchange-Traded Products (ETPs) and provides specialist investment solutions across multiple asset classes to investors around the world, enabling them to intelligently build and diversify their portfolios. The company is the largest provider of commodity ETPs in Europe, having created the world’s first gold ETP in 2003. The company’s range of European commodity, currency and short & leveraged ETPs has a total AUM of US$17.6 billion, as of April 10, 2018.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. If one or more of these or other risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward-looking statements do not represent our views as of any date other than the date of this press release.

Contact Information:

Investor Relations

WisdomTree Investments, Inc.

Jason Weyeneth, CFA

+1.917.267.3858

jweyeneth@wisdomtree.com

Media Relations

WisdomTree Investments, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com